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                       CROWN CASTLE INTERNATIONAL CORP.

                            1995 STOCK OPTION PLAN

                              (THIRD RESTATEMENT)
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                       CROWN CASTLE INTERNATIONAL CORP.

                  1995 STOCK OPTION PLAN (THIRD RESTATEMENT)

                               Table of Contents

                                                                            Page
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1.     Purpose..............................................................  1
2.     Administration of the Plan...........................................  1
3.     Shares Subject to the Plan...........................................  1
4.     Participation in the Plan............................................  1
5.     Terms of Options.....................................................  2
6.     Option Price.........................................................  2
7.     Acceleration of Otherwise Unexercisable Options on Termination of
       Employment or Death..................................................  2
8.     Number of Options Granted............................................  2
9.     Notice to Exercise Options...........................................  2
10.    Payment for Stock....................................................  3
11.    Grants of Options and Stock Option Agreement.........................  3
12.    Use of Proceeds......................................................  3
13.    Non-Transferability of Options.......................................  3
14.    Determination of Fair Market Value...................................  3
15.    Adjustments Upon Changes in Capitalization...........................  3
16.    Amendment and Termination of the Plan................................  3
17.    Effective Date.......................................................  4
18.    Securities Law Requirements..........................................  4
19.    Additional Documents on Death of Participant.........................  4
20.    Changes in Duties....................................................  4
21.    Employment...........................................................  4
22.    Stockholder Rights...................................................  4
23.    Payment of Withholding Taxes.........................................  4
24.    Assumption of Outstanding Options....................................  4

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25.    Severability.........................................................  5
26.    Affiliate............................................................  5

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                       CROWN CASTLE INTERNATIONAL CORP.

                  1995 STOCK OPTION PLAN (THIRD RESTATEMENT)


      1. Purpose. The purpose of the CROWN CASTLE INTERNATIONAL CORP. 1995 STOCK OPTION PLAN ("Plan") shall be to attract, retain and motivate key employees, consultants and directors ("Participants") of Crown Castle International Corp., a Delaware corporation and previously Castle Tower Holding Corp. ("Company"), including its subsidiaries and affiliates, by way of granting non-qualified stock options ("Options"). Options may only be granted to Participants. Options to be granted under the Plan are intended to be "non-qualified stock options" taxable pursuant to Section 83 of the Internal Revenue Code of 1986, as amended ("Code").

      2. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company ("Board"). However, if the Company becomes a registrant under Section 12 of the Securities Exchange Act of 1934, as amended ("1934 Act") and so long as required for exemption pursuant to Rule 16b-3 ("Rule 16b-3") promulgated by the Securities Exchange Commission pursuant to Section 16 of the 1934 Act, the Plan shall be administered by the Management Development and Compensation Committee ("Committee") appointed by the Board and consisting of not less than two members from the Board. The members of the Committee shall serve at the pleasure of the Board and shall be ineligible to participate under the Plan. No Director may become a member of the Committee who, during the one year prior to appointment to the Committee, was granted or awarded equity securities pursuant to the Plan or any other plan of the Company entitling Participants therein to acquire stock, stock options or stock appreciation rights. The Board or Committee, as applicable, administrating the Plan is hereinafter referred to as the "Administrator". The Administrator shall have the power, where consistent with the general purpose and intent of the Plan, to
(i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) establish policies, and (iii) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan, including the form of any stock option agreement ("Stock Option Agreement"). Unless otherwise provided in the Plan, the Administrator shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Administrator shall be final, binding and conclusive. A majority of the Administrator shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Administrator. The Board shall make all decisions with respect to the termination, suspension or discontinuance of the Plan.

      3. Shares Subject to the Plan. Shares of stock ("Stock") covered by Options shall consist of One Million One Hundred Fifty Three Thousand (1,153,000) shares of the voting Class B common stock of the Company ("Class B Stock"). Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock granted to a Participant lapses, or is otherwise terminated, the Administrator may grant Options for such shares of Stock to other Participants.

      4. Participation in the Plan. The Administrator shall determine from time to time those Participants who are to be granted Options and the number of shares of Stock covered thereby provided that all Participants shall be employees, consultants or directors of the Company including a subsidiary or affiliate.

      5. Terms of Options. Options shall be granted by the Administrator on the following terms and conditions described below and any other terms and conditions not inconsistent with such terms and conditions including, without limitation, a requirement that
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the Stock is subject to the restrictions and terms of a stockholder agreement.
Except as specifically provided in Section 7 hereof, with regard to the death of a Participant, no option shall be exercisable more than ten (10) years after the date of grant. Subject to such limitation, the Administrator shall have the discretion to fix the period (the "Option Period") during which any Option may be exercised. Options shall be exercisable only by the Participant while he or she is an employee, director or consultant of or to the Company (including a subsidiary or affiliates) except that (A) (i) any such Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant and
(ii) if a Participant terminates his employment with the Company, such Participant may exercise any Option which is otherwise exercisable at any time within three (3) months of such date of termination or (B) the Stock Option Agreement specifically states that the option is otherwise exercisable. If a Participant should die during the applicable three-month period following the date of such participant's termination, the rights of the personal representative of such deceased Participant as such relate to any Options granted to such deceased Participant shall be governed in accordance with clause
(i) of the immediately preceding sentence. Termination of employment means the Participant is no longer an employee, director or consultant with or to the Company (including any subsidiary or affiliate of the Company).

      6. Option Price. The option price ("Option Price") for shares of Stock subject to Stock Options shall be determined by the Administrator and may be less than, equal to, or greater than the fair market value of the Stock, but in no event shall such Option Price be less than the par value of the Stock.

      7. Acceleration of Otherwise Unexercisable Options on Termination of Employment or Death. The Administrator, in its sole discretion, may permit (i) a Participant who terminates employment with the Company or (ii) the personal representative of a deceased Participant, to exercise and purchase (within three
(3) months of such date of termination of employment or 12 months in the case of a deceased Participant) all or any part of the shares subject to Option on the date of the Participant's death or termination, notwithstanding that all installments, if any, with respect to such Option, had not accrued or vested on such date.

      8. Number of Options Granted. Participants may be granted more than one Option. In making any such determination, the Administrator shall obtain the advice and recommendation of the officers of the Company which have supervisory authority over such Participants. The granting of a Option under the Plan shall not affect any outstanding Option previously granted to a Participant under the Plan.

      9. Notice to Exercise Options. Upon exercise of an Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Administrator, at the Company's main office which is currently in Houston, Texas.

      10. Payment for Stock. Payment for shares of Stock purchased under the Plan shall be made in full and in cash or check made payable to the Company. Payment for shares of Stock purchased under this Plan may also be made in Class B Stock or a combination of cash and Class B Stock. In the event that Class B Stock is utilized in consideration for the purchase of Stock upon the exercise of an Option, then such Class B Stock shall be valued at the "fair market value" as defined in Section 14 of the Plan. For all purposes of effecting the exercise of an Option, the date on which the Participant gives the notice of exercise to the Company will be the date he becomes bound contractually to take and pay for the shares of Stock underlying the Option.

      11. Grants of Options and Stock Option Agreement. Each Option granted under this Plan shall be evidenced by the minutes of a meeting of the Administrator or by


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the written consent of the Administrator, and by a written Stock Option
Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Administrator may determine, which terms, restrictions and conditions may or may not be the same in each case.

      12. Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

      13. Non-Transferability of Options. Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

      14. Determination of Fair Market Value. As used in the Plan, "fair market value" shall mean the prices of the Class B Stock as determined by the Administrator as of the granting date, exercise date or other relevant date.

      15. Adjustments Upon Changes in Capitalization. The aggregate number of shares of Stock under Options granted under the Plan, the Option Price and the total number of shares of Stock which may be purchased by a Participant on exercise of an Option shall be appropriately adjusted by the Administrator to reflect any recapitalization, stock split, stock dividend or similar transaction involving the Class B Stock or the Company.

      16. Amendment and Termination of the Plan. The Plan shall terminate on July 31, 2005, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. However, that no action of the Board may, without the approval of the shareholders, materially increase the benefits accruing to Participants under the Plan, increase the aggregate number of shares of Stock which may be purchased under Options granted under the Plan; withdraw the administration of the Plan from the Committee (if applicable); permit a Director to be a member of the Committee (if applicable), if he has participated for the year preceding his appointment in the Plan or any similar plan; permit any person while a member of the Committee (if applicable) to be eligible to receive an Option under the Plan; amend or alter the Option Price; or amend the Plan in any manner which would impair the applicability of Rule 16b-3 to the Plan. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan without the consent of the affected Participant.

      17. Effective Date. The Plan shall become effective upon approval by the holders of a majority of the voting stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose.

      18. Securities Law Requirements. The Company shall have no liability to issue any Stock hereunder unless the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.


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      19. Additional Documents on Death of Participant.  No transfer of an
Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an probated copy of the will and/or such other evidence as the Administrator may deem necessary to establish the validity of the transfer and the acceptance of the successor to the Option of the terms and conditions of such Option.

      20. Changes in Duties. So long as a Participant shall be an employee, director or consultant of the Company including a subsidiary or affiliate, any Option granted to the Participant shall not be affected by any change of duties or position.

      21. Employment. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its subsidiaries or affiliates, or interfere in any way with the right of the Company, including its affiliates and subsidiaries, to terminate his employment. Upon termination of employment, the Stock Option Agreement may provide for the termination of the unvested portion of such Option or subject the Option to certain purchase or redemption rights.

      22. Stockholder Rights. No Participant shall have a right as a stockholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

      23. Payment of Withholding Taxes. Upon the exercise of any Option as provided herein, no Stock shall be issued to any Participant, until the Company receives full payment for the Stock purchased, which shall include any required state and federal withholding taxes.

      24. Assumption of Outstanding Options. A Stock Option Agreement may provide that any successor to the Company, including an affiliate or subsidiary, succeeding to, or assigned the business of, the Company, including an affiliate or subsidiary as the result of or in connection with a corporate merger, consolidation, combination, reorganization, liquidation or other corporate transaction shall assume any Options outstanding under the Plan or issue new Options in place of outstanding Options under the Plan with such assumption to be made on a fair and equivalent basis.

      25. Severability. If any provision of the Plan or a Stock Option Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder to the Plan or a Stock Option Agreement or the application of such provision to person or circumstances other than those to which it is held invalid, shall not be affected thereby and shall remain enforceable.

      26. Affiliate. A subsidiary or affiliate of the Company means any corporation or entity (other than the Company) in an unbroken chain of corporations or entities beginning or ending with the Company, as applicable, if, at the time of such determination, each of the corporations or entities other than the last corporation or entity (including the Company, if applicable) in the unbroken chain owns stock or other equity interest possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or entities in such chain.


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